UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               December 1, 2005

                              PLIANT CORPORATION
            -------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                 Utah                                  333-40067                             87-0496065
          ------------------               --------------------------------        -------------------------------
            (State or Other                    (Commission File Number)                     (IRS Employer
     Jurisdiction of Incorporation)                                                     Identification Number)


                        1475 Woodfield Road, Suite 700
                             Schaumburg, IL 60173
              (Address of Principal Executive Offices) (Zip Code)

                                (847) 969-3300
             (Registrant's telephone number, including area code)

                                     N.A.
         (Former Name or Former Address if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    /_/   Written communications pursuant to Rule 425 under the Securities Act

    /_/   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    /_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

    /_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.  Other Events.

On December 1, 2005, Pliant Corporation issued a press release announcing an agreement in principle with a committee representing certain of the holders of the company's 13% Senior Subordinated Notes and with a majority of the company's current equity holders. The press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A term sheet summarizing the proposed terms of the agreement in principle is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) The following items are included as Exhibits to this report:

99.1 Press Release dated December 1, 2005.

99.2 Summary of Proposed Terms

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PLIANT CORPORATION



Date: December 7, 2005          By: /s/ Joseph Kwederis
                                    -----------------------------------------
                                    Joseph Kwederis
                                    Senior Vice President and Chief Financial
                                    Officer



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